Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE: FRISBY TECHNOLOGIES, INC., Debtor	) ) ) ) ) ) ) )	CASE NO. B-03-50158C-11W

FOURTH MONTHLY REPORT OF DEBTOR-IN-POSSESSION
APRIL 1, 2003 THROUGH APRIL 30, 2003

     NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period April 1, 2003 through April 30, 2003.

I. REPORT OF ACTIVITIES

     1.     On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

     2.     Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

     3.     On April 4, 2003, the Debtor filed Applications to Sell certain office equipment, furniture, fixtures and other miscellaneous personal property, and to Employ Max Coleman of Action Auctions, Inc. to conduct sale of said property. On April 4, 2003, the Debtor also filed a Motion to Transfer any claims of lien or interest of creditors to proceeds of sale and subject to the auction expenses associated with said sale and to Expedite Hearing on the Applications.

     4.     On April 7, 2003, the Court entered an Order Granting the Debtor Motion to Expedite Hearing on Applications to Sell Personal Equipment, Employ Auctioneer and To Transfer Liens to Proceeds, setting a hearing for April 16, 2003.

     5.     On April 8, 2003, the First Meeting of Creditors was completed.

     6.     On April 11, 2003, Michael West, Bankruptcy Administrator, filed an Objection to Application for initial allowance of Compensation filed by the firm of Ivey, McClellan, Gatton & Talcott.

     7.     On April 15, 2003, the Unsecured Creditor’s Committee filed a Limited Objection to the Debtor’s Application to sell certain office equipment and Transfer Liens to proceeds, requesting the Court deny Secured Creditors the right to “Credit Bid” at the auction.

     8.     On April 15, 2003, the Court issued a Notice of Hearing on Triangle Research and Development Corp’s application for Examination of present and former officers of the Debtor, setting hearing for April 30, 2003.

     9.     On April 15, 2003, the Debtor filed an Application to Compromise Controversy with Visible Goth, L.L.C.

     10.     On April 21, 2003, the Court Entered an Order Granting Extension of Time to Assume or Reject Lease, for a period of 45 days from the date of the Order.

     11.     On April 21, 2003, Creditor Outlast Technologies, Inc. filed a Motion for Relief from Stay to pursue litigation in the District court for the District of Colorado, concerning alleged patent infringement.

     12.     On April 24, 2003, the Court Entered Orders granting Application to Sell certain office equipment, furniture, fixtures and other miscellaneous personal property, Application to Employee Max Coleman of Action Auctions, and to Transfer any claims of lien or interest of creditors to proceeds of sale and subject to the auction expenses associated with said sale as set forth in the application for public sale.

     13.     On April 24, 2003, the Debtor filed a Motion to Modify Authorization of Debtor to incur post-petition secured indebtedness and granting priority security interest authorizing use of cash collateral, and providing adequate protection, seeking permission to borrow an additional $25,000 from Damad Holdings, A.G.

     14.     On April 28, 2003, the Court entered an Order Granting Application for initial allowance of Compensation to Ivey, McClellan, Gatton & Talcott.

     15.     On April 29, 2003 the Debtor filed an Objection to Application for Examination of present and former officers of the Debtor under Rule 2004 by Triangle Research and Development Corp.

     16.     Currently Mark Gillis, Chief Restructuring Officer, is negotiating with several parties, subject to confidentiality agreements, concerning the purchase of some or all of the Debtor’s assets.

II. SUMMARY OF OPERATIONS

     Statement of Cash Receipts and Disbursements During April 1, 2003 through April 30, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

THIS the 23rd day of May, 2003.

/s/ DIRK W. SIEGMUND

Attorney for Debtor North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT
Post Office Box 3324
Greensboro, North Carolina 27402
Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC.	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

		Amount	Amount

1.	Cash balance from previous month’s report (1)		$63,470

2.	Total cash receipts		135,711
3.	Cash disbursements:

	Bank Name	Account No.	Disbursements

	Bank of America	683 508 534	acct closed
	Bank of America	683 508 987	acct closed
	Bank of America DIP	375 551 6875	$148,347

	Total cash disbursements			148,347

4.	Monthly cash surplus/(deficit)	[Item 2 minus item 3 total]		(12,636)

5.	Ending cash balance (1)	[Item 1 plus item 4]		$50,834

(1)	excludes petty cash

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.

B.	You must include the total disbursements from each and every account.

C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.

D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	683 508 534	General Fund (1)	$-0-
Bank of America	375 551 6875	DIP Account	50,834
Bank of America	683 508 987	General Fund - EC (2)	-0-

		Total bank balance	$50,834

(1)	$2,665 transferred into DIP account on 4/16/03; account closed 4/16/03

(2)	$185 transferred into DIP account on 4/17/03; account closed 4/17/03

*	This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached
	Total amount of post-petition debts remaining unpaid	$348,621

Part D:

CERTIFICATIONS

1.	Yes		All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)

2.	Yes		Adequate insurance is currently paid and in force.

3.	Yes		New financial books and records were opened as of the petition date. They are being maintained monthly and are current.

4.	Yes		New DIP bank accounts were opened at an approved depository and are reconciled.

5.	Yes		All administrative expenses [post-petition obligations] other than taxes are current.

6.		No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.

7.	Yes		The only transfers of property made during this period were transfers which were in the ordinary course of business.

8.	Yes		Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.	Yes		A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

Name	Period	Amount	Amount	Amount
		Requested	Allowed	Paid

ABTV	1/13 - 4/30	106,854	106,854	91,854
Ivey, McClellan, Gatton & Talcott *	1/17 - 4/30	134,501	134,501	120,501

*	Note that these funds have been paid to Ivey, McClellan, Gatton & Talcott’s trust account and will remain there until such time as fee applications for professionals have been approved by order of the bankruptcy court.

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

     Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

     On May 7th, the Debtor filed a Motion for Orders Pursuant to Sections 105(a), 363, 365, and 1146(c) of the Bankruptcy Code (A) Authorizing and Scheduling an Auction at which the Debtor will Solicit Bids for the Sale of Certain of its Assets; (B) Approving Procedures for the Submission of Competing Offers; (C) Approving Breakup Fee Provisions; (D) Scheduling a Hearing to Consider Approval of Such Sale; (E) Approving the Form and Manner of Notice of the Auction Procedures and Sale Hearing; (F) Authorizing the Sale of Assets to Carl Freudenberg KG or the Highest Bidder at the Auction; (G) Authorizing the Sale of the Assets to Buyer Free and Clear of all Liens, Claims, Encumbrances and Other Interests; (H) Approving the Form of Asset Purchase Agreement; (I) Authorizing and Approving the Rejection of Certain Executory Contracts; and (J) Granting Related Relief (the “Motion”), seeking authority to sell a major portion of the Debtor’s intellectual property to Carl Freudenberg KG for a price of $1,250,000.

     It is expected that, pending approval of the Court, the sale to Carl Freudenberg KG or subsequent upset bidder, as set forth in the Motion, will close in June of 2003.

Part F — continued

In addition, on May 12th the Debtor filed an “Amended Application for Extension of Debtors Exclusive Time to File Plan and Disclosure Statement”. The Debtor expects to have determined the disposition of substantially all its assets on or around the closing date associated with the assets subject to Freudenberg’s offer.

Balance of this page intentionally left blank.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

		Amount

1.	Net sales	55,467
2.	Cost of goods sold	75,683

3.	Gross margin (Item 1 minus 2)	(20,216)
4.	Sales, general, & administrative expenses	190,653

5.	Net income (loss) (Item 3 minus 4)	(210,869)

*	If a detailed income statement is available, please attach it to the monthly report.

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount

1.	Beginning balance - 4/1/03	346,913
2.	Sales on account	56,072
3.	Collections and adjustments on account	(92,330)

4.	Ending balance (Item 1 plus item 3)	310,655

STATUS OF COLLECTIONS

Amount

Current to 30 days	6,232
31 to 60 days	6,570
61 to 90 days	35,512
91 to 120 days	8,264
121 days and older	254,077

TOTAL:	310,655

SUMMARY OF INVENTORY

		Amount

1.	Beginning balance	471,372
2.	Ending balance	456,133

3.	Net change in inventory (Item 1 minus item 2)	(15,239)

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

     Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

     Interim month — balance sheet not presented.

     I declare under penalty of perjury that the information contained in this Monthly Report for the month of April, 2003 is true and correct to the best of my knowledge and belief.

     This the 23rd day of May, 2003.

FRISBY TECHNOLOGIES, INC.

/s/ Mark D. Gillis

Mark D. Gillis, Chief Restructuring Officer

     Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

This the 23rd day of May, 2003.
/s/ Dirk W. Siegmund

Dirk W. Siegmund, Esq. Attorney for Debtor

FRISBY TECHNOLOGIES, INC.
Receipts and Disbursements — April 1 — April 30, 2003

Cash Balance — beginning of period	63,470
Receipts
DIP Revolver	50,000
Collection on A/R	33,614
Proceeds from Asset Sales/Other	52,097

Total Receipts	135,711

Disbursements
Raw Material Disbursements	50,873
Freight/Fed Ex/UPS	97
Total Gross Payroll — Includes All Taxes	32,123
401-K Funding (EE withholdings)	3,611
Sales Commissions & Travel	—
Insurance — Medical, General & Auto	2,113
Factory/Facilities Expenses (Leases)	19,692
Utilities/Telephone	3,750
Travel & Expense Reimbursements	—
Professional Fees and Expenses	10,920
ABTV Fees	20,664
Interest/Debt Payments and Fees	1,208
Miscellaneous Expenses/Deposits	3,296

Total Disbursements	148,347

Cash Flow from Operations	(12,636)

Cash Balance — end of period	50,834

UNAUDITED

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/4 Ending: 04/30/03

Page: 1
Date: 05/19/03
Time: 1:31 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CR-648	04/02/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D111083961 AMS PTY LTD	132.81	0.00
			01-1100-00	Accounts Receivable	Ck:D111083961 AMS PTY LTD	0.00	81.33
			01-1100-00	Accounts Receivable	Ck:D111083961 AMS PTY LTD	0.00	51.48
					Journal Entry Total:	132.81	132.81
CR-649	04/02/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04022003 THURINGISCHES IN	228.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-04022003 THURINGISCHES IN	0.00	228.00
					Journal Entry Total:	228.00	228.00
CR-663	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04032003 FOGARTY LIMITED	697.06	0.00
			01-1100-00	Accounts Receivable	Ck:W-04032003 FOGARTY LIMITED	0.00	106.00
			01-1100-00	Accounts Receivable	Ck:W-04032003 FOGARTY LIMITED	0.00	45.56
			01-1100-00	Accounts Receivable	Ck:W-04032003 FOGARTY LIMITED	0.00	49.90
			01-1100-00	Accounts Receivable	Ck:W-04032003 FOGARTY LIMITED	0.00	495.60
					Journal Entry Total:	697.06	697.06
CR-666	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-1071 ?Apo Cobra April Pre	366.01	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-1071 ?Apo Cobra April Pre	0.00	366.01
					Journal Entry Total:	366.01	366.01
CR-680	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-16810 Residue North, Inc.	898.90	0.00
			01-1310-00	Inventory Reserve -Obsolesence	Ck:D-16810 Residue North, Inc.	0.00	898.90
					Journal Entry Total:	898.90	898.90
CR-681	04/07/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04072003 Sterling Marketi	50,000.00	0.00
			01-1100-00	Accounts Receivable	Ck:W-04072003 Sterling Marketi	0.00	50,000.00
					Journal Entry Total:	50,000.00	50,000.00
CR-687	04/07/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-00654889 ADP Brokerage Pr	38.94	0.00
			01-6220-01	Investor Relations-G&A	Ck:D-00654889 ADP Brokerage Pr	0.00	38.94
					Journal Entry Total:	38.94	38.94
CR-690	04/08/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-2610 GFrisby Cobra premiu	564.60	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2610 GFrisby Cobra premiu	0.00	564.60
					Journal Entry Total:	564.60	564.60
					RECD $25,000.00 →		
CR-727	04/14/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04142003 Damad Holding AG	24,980.00	0.00
			01-2020-00	Notes Payable - Short Term	Ck:W-04142003 Damad Holding AG	0.00	24,980.00
					Journal Entry Total:	24,980.00	24,980.00
CR-758	04/17/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-2900 DRussell Medical&Den	1,259.30	0.00
			01-1105-00	Accounts Receivable - Employee	Ck:D-2900 DRussell Medical&Den	0.00	1,259.30
					Journal Entry Total:	1,259.30	1,259.30
CR-760	04/21/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-16864 Residue North-13140	657.00	0.00
			01-1310-00	Inventory Reserve -Obsolesence	Ck:D-16864 Residue North-13140	0.00	657.00
			01-1035-00	Cash - B of A - DIP	Ck:D-04556855 University of Mo	484.80	0.00
			03-1100-00	Accounts Receivable	Ck:D-04556855 University of Mo	0.00	484.80
			01-1035-00	Cash - B of A - DIP	Ck:D-12194 SPORTSMAN'S SUPPLY	53.50	0.00
			03-1100-00	Accounts Receivable	Ck:D-12194 SPORTSMAN'S SUPPLY	0.00	53.50
					Journal Entry Total:	1,195.30	1,195.30
CR-765	04/22/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D882491411 Shape Memory Sol	75.00	0.00
			01-1100-00	Accounts Receivable	Ck:D882491411 Shape Memory Sol	0.00	75.00
					Journal Entry Total:	75.00	75.00
CR-766	04/22/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:D-109868 MORITO CO., LTD	3,871.20	0.00
			01-1100-00	Accounts Receivable	Ck:D-109868 MORITO CO., LTD	0.00	3,871.20
			01-1035-00	Cash - B of A - DIP	Ck:D-109868 FREUDENBERG NONWOV	142.88	0.00
			01-1100-00	Accounts Receivable	Ck:D-109868 FREUDENBERG NONWOV	0.00	142.88
					Journal Entry Total:	4,014.08	4,014.08
CR-779	04/24/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04242003 MORITO CO, LTD	97.35	0.00
			01-1100-00	Accounts Receivable	Ck:W-04242003 MORITO CO, LTD	0.00	97.35
					Journal Entry Total:	97.35	97.35
					REC'D. $25,000.00 →		
CR-796	04/28/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:W-04282003 Damad Holding AG	24,980.00	0.00
			01-2020-00	Notes Payable - Short Term	Ck:W-04282003 Damad Holding AG	0.00	24,980.00
					Journal Entry Total:	24,980.00	24,980.00
					CR Journal Totals:	109,527.35	109,527.35

BANK OF AMERICA
CASH RECEIPTS
375-551-6875

DIP WIRE FEES	40.00
UNPOSTED DETAIL	27830.83
VOID CHECKS	502.52
INS. REIMB.	(2,189.91)

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/4 Ending: 04/30/03

Page: 1
Date: 05/19/03
Time: 1:31 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-647	04/01/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1053 Damad Holding AG	0.00	1,208.34
			01-2031-00	Accts Payable - Post Petition	Ck:1053 Damad Holding AG	1,208.34	0.00
					Journal Entry Total:	1,208.34	1,208.34
CD-667	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1054 ADP, INC	0.00	72.55
			01-2031-00	Accts Payable - Post Petition	Ck:1054 ADP, INC	72.55	0.00
					Journal Entry Total:	72.55	72.55
CD-668	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1055 AMERICAN STOCK TRANSFE	0.00	750.00
			01-2031-00	Accts Payable - Post Petition	Ck:1055 AMERICAN STOCK TRANSFE	750.00	0.00
					Journal Entry Total:	750.00	750.00
CD-669	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1056 Anderson Bauman Tourte	0.00	5,447.77
			01-2031-00	Accts Payable - Post Petition	Ck:1056 Anderson Bauman Tourte	5,447.77	0.00
					Journal Entry Total:	5,447.77	5,447.77
CD-670	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1057 Atlantic.Net	0.00	69.80
			01-2031-00	Accts Payable - Post Petition	Ck:1057 Atlantic.Net	69.80	0.00
					Journal Entry Total:	69.80	69.80
CD-671	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1058 BELLSOUTH	0.00	95.24
			01-2031-00	Accts Payable - Post Petition	Ck:1058 BELLSOUTH	95.24	0.00
					Journal Entry Total:	95.24	95.24
CD-672	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1059 Duke Power	0.00	963.95
			01-2031-00	Accts Payable - Post Petition	Ck:1059 Duke Power	953.95	0.00
					Journal Entry Total:	953.95	963.95
CD-673	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1060 HESS LANDSCAPES, INC.	0.00	100.00
			01-2031-00	Accts Payable - Post Petition	Ck:1060 HESS LANDSCAPES, INC.	100.00	0.00
					Journal Entry Total:	100.00	100.00
CD-674	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1061 Ivey,McClellan,Gatton	0.00	3,500.00
			01-2031-00	Accts Payable - Post Petition	Ck:1061 Ivey,McClellan,Gatton	3,500.00	0.00
					Journal Entry Total:	3,500.00	3,500.00
CD-675	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1062 Kearns,Jr. Amos R.	0.00	261.40
			01-2031-00	Accts Payable - Post Petition	Ck:1062 Kearns,Jr. Amos R.	261.40	0.00
					Journal Entry Total:	261.40	261.40
CD-676	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1063 Ruggiero, John	0.00	52.95
			01-2031-00	Accts Payable - Post Petition	Ck:1063 Ruggiero, John	52.95	0.00
					Journal Entry Total:	52.95	52.95
CD-677	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1064 UNITED PARCEL SERVICE	0.00	30.17
			01-2031-00	Accts Payable - Post Petition	Ck:1064 UNITED PARCEL SERVICE	30.17	0.00
					Journal Entry Total:	30.17	30.17
CD-678	04/03/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1065 Visible Goth, LLC	0.00	17,374.30
			01-2031-00	Accts Payable - Post Petition	Ck:1065 Visible Goth, LLC	17,374.30	0.00
					Journal Entry Total:	17,374.30	17,374.30
CD-689	04/08/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1066 Overnite	0.00	66.99
			01-2031-00	Accts Payable - Post Petition	Ck:1066 Overnite	66.99	0.00
					Journal Entry Total:	66.99	66.99
CD-700	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1067 ADP, INC	0.00	5.00
			01-2031-00	Accts Payable - Post Petition	Ck:1067 ADP, INC	5.00	0.00
					Journal Entry Total:	5.00	5.00
CD-701	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1068 Anderson Bauman Tourte	0.00	5,072.00
			01-2031-00	Accts Payable - Post Petition	Ck:1068 Anderson Bauman Tourte	5,072.00	0.00
					Journal Entry Total:	5,072.00	5,072.00
CD-702	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1069 Atlantic.Net	0.00	69.80
			01-2031-00	Accts Payable - Post Petition	Ck:1069 Atlantic.Net	69.80	0.00
					Journal Entry Total:	69.80	69.80
CD-703	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1070 Bodner & O'Rourke, LLP	0.00	5,934.72
			01-2031-00	Accts Payable - Post Petition	Ck:1070 Bodner & O'Rourke, LLP	4,684.72	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1070 Bodner & O'Rourke, LLP	1,050.00	0.00

Prog: glx15
User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/4 Ending: 04/30/03

Page: 2
Date: 05/19/03
Time: 1:31 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
			01-2031-00	Accts Payable - Post Petition	Ck:1070 Bodner & O'Rourke, LLP	100.00	0.00
					Journal Entry Total:	5,834.72	5,834.72
CD-704	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1071 CITY OF WINSTON-SALEM	0.00	5.88
			01-2031-00	Accts Payable - Post Petition	Ck:1071 CITY OF WINSTON-SALEM	5.88	0.00
					Journal Entry Total:	5.88	5.88
CD-705	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1072 CITY OF WINSTON-SALEM	0.00	170.94
			01-2031-00	Accts Payable - Post Petition	Ck:1072 CITY OF WINSTON-SALEM	170.94	0.00
					Journal Entry Total:	170.94	170.94
CD-706	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1073 FISH & RICHARDSON	0.00	649.50
			01-2031-00	Accts Payable - Post Petition	Ck:1073 FISH & RICHARDSON	402.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1073 FISH & RICHARDSON	247.50	0.00
					Journal Entry Total:	649.50	649.50
CD-707	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1074 FISH & RICHARDSON	0.00	674.00
			01-2031-00	Accts Payable - Post Petition	Ck:1074 FISH & RICHARDSON	674.00	0.00
					Journal Entry Total:	674.00	674.00
CD-708	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1075 FOAM PRODUCTS CORP.	0.00	232.53
			01-2031-00	Accts Payable - Post Petition	Ck:1075 FOAM PRODUCTS CORP.	232.53	0.00
					Journal Entry Total:	232.53	232.53
CD-709	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1076 G. Neil Direct Mail In	0.00	42.99
			01-2031-00	Accts Payable - Post Petition	Ck:1076 G. Neil Direct Mail In	42.99	0.00
					Journal Entry Total:	42.99	42.99
CD-710	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1077 NETWORK SOLUTIONS, INC	0.00	70.00
			01-2031-00	Accts Payable - Post Petition	Ck:1077 NETWORK SOLUTIONS, INC	35.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1077 NETWORK SOLUTIONS, INC	35.00	0.00
					Journal Entry Total:	70.00	70.00
CD-711	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1078 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1078 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1078 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-712	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1079 Piedmont Natural Gas	0.00	741.33
			01-2031-00	Accts Payable - Post Petition	Ck:1079 Piedmont Natural Gas	741.33	0.00
					Journal Entry Total:	741.33	741.33
CD-713	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1080 PURCHASE POWER	0.00	116.00
			01-2031-00	Accts Payable - Post Petition	Ck:1080 PURCHASE POWER	119.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1080 PURCHASE POWER	0.00	3.00
					Journal Entry Total:	119.00	119.00
CD-714	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1081 SALEM BUSINESS PARK, L	0.00	1,953.13
			01-2031-00	Accts Payable - Post Petition	Ck:1081 SALEM BUSINESS PARK, L	1,953.13	0.00
					Journal Entry Total:	1,953.13	1,953.13
CD-715	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1082 Taylor Maid	0.00	250.00
			01-2031-00	Accts Payable - Post Petition	Ck:1082 Taylor Maid	250.00	0.00
					Journal Entry Total:	250.00	250.00
CD-716	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1083 Time Warner TeleCom	0.00	1,252.57
			01-2031-00	Accts Payable - Post Petition	Ck:1083 Time Warner TeleCom	1,252.57	0.00
					Journal Entry Total:	1,252.57	1,252.57
CD-717	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1084 TWIN CITY WAREHOUSES,I	0.00	364.41
			01-2031-00	Accts Payable - Post Petition	Ck:1084 TWIN CITY WAREHOUSES,I	15.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1084 TWIN CITY WAREHOUSES,I	15.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1084 TWIN CITY WAREHOUSES,I	334.41	0.00
					Journal Entry Total:	364.41	364.41
CD-718	04/10/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1085 WASTE MANAGEMENT	0.00	140.46
			01-2031-00	Accts Payable - Post Petition	Ck:1085 WASTE MANAGEMENT	140.46	0.00
					Journal Entry Total:	140.46	140.46
CD-719	04/11/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:4112003 CPI QUALIFIED PLAN	0.00	3,610.86
			01-2031-00	Accts Payable - Post Petition	Ck:4112003 CPI QUALIFIED PLAN	3,610.86	0.00

Prog: glr15
User: eggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/4 Ending: 04/30/03

Page: 3
Date: 05/19/03
Time: 1:31 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
					Journal Entry Total:	3,610.96	3,610.96
CD-739	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1086 North Carolina Dept. o	0.00	2.79
			01-2031-00	Accts Payable - Post Petition	Ck:1086 North Carolina Dept. o	2.79	0.00
					Journal Entry Total:	2.79	2.79
CD-743	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1087 ADP, INC	0.00	82.55
			01-2031-00	Accts Payable - Post Petition	Ck:1087 ADP, INC	82.55	0.00
					Journal Entry Total:	82.55	82.55
CD-744	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1088 Anderson Bauman Tourte	0.00	5,072.00
			01-2031-00	Accts Payable - Post Petition	Ck:1088 Anderson Bauman Tourte	5,072.00	0.00
					Journal Entry Total:	5,072.00	5,072.00
CD-745	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1089 Cintas	0.00	58.43
			01-2031-00	Accts Payable - Post Petition	Ck:1089 Cintas	58.43	0.00
					Journal Entry Total:	58.43	58.43
CD-746	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1090 Fleming, Paulette J.	0.00	30.67
			01-2031-00	Accts Payable - Post Petition	Ck:1090 Fleming, Paulette J.	30.67	0.00
					Journal Entry Total:	30.67	30.67
CD-747	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1091 McCrosson, Douglas	0.00	534.65
			01-2031-00	Accts Payable - Post Petition	Ck:1091 McCrosson, Douglas	534.65	0.00
					Journal Entry Total:	534.65	534.65
CD-748	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1092 NEXTEL COMMUNICATIONS	0.00	96.15
			01-2031-00	Accts Payable - Post Petition	Ck:1092 NEXTEL COMMUNICATIONS	96.15	0.00
					Journal Entry Total:	96.15	96.15
CD-749	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1093 PACER Service Center	0.00	52.16
			01-2031-00	Accts Payable - Post Petition	Ck:1093 PACER Service Center	52.16	0.00
					Journal Entry Total:	52.16	52.16
CD-750	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1094 Ruggiero, John	0.00	46.40
			01-2031-00	Accts Payable - Post Petition	Ck:1094 Ruggiero, John	46.40	0.00
					Journal Entry Total:	46.40	46.40
CD-751	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1095 Tri-Lift, Inc.	0.00	36.87
			01-2031-00	Accts Payable - Post Petition	Ck:1095 Tri-Lift, Inc.	36.87	0.00
					Journal Entry Total:	36.87	36.87
CD-752	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1096 Verizon	0.00	242.01
			01-2031-00	Accts Payable - Post Petition	Ck:1096 Verizon	242.01	0.00
					Journal Entry Total:	242.01	242.01
CD-753	04/16/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1097 Wilson Pest Defense	0.00	75.00
			01-2031-00	Accts Payable - Post Petition	Ck:1097 Wilson Pest Defense	75.00	0.00
					Journal Entry Total:	75.00	75.00
CD-778	04/24/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:4232003 Freudenberg Vliesst	0.00	42,660.00
			01-2031-00	Accts Payable - Post Petition	Ck:4232003 Freudenberg Vliesst	41,949.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:4232003 Freudenberg Vliesst	711.00	0.00
					Journal Entry Total:	42,660.00	42,660.00
CD-783	04/25/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1098 AETNA U.S. HEALTHCARE	0.00	3,229.91
			01-2031-00	Accts Payable - Post Petition	Ck:1098 AETNA U.S. HEALTHCARE	3,229.91	0.00
					Journal Entry Total:	3,229.91	3,229.91
CD-784	04/25/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1099 AETNA U.S. HEALTHCARE	0.00	366.01
			01-2031-00	Accts Payable - Post Petition	Ck:1099 AETNA U.S. HEALTHCARE	366.01	0.00
					Journal Entry Total:	366.01	366.01
CD-785	04/25/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1100 Anderson Bauman Tourte	0.00	5,072.00
			01-2031-00	Accts Payable - Post Petition	Ck:1100 Anderson Bauman Tourte	5,072.00	0.00
					Journal Entry Total:	5,072.00	5,072.00
CD-786	04/25/03	2003/4	01-1035-00	Cash - B of A - DIP	Ck:1101 Covista	0.00	65.88
			01-2031-00	Accts Payable - Post Petition	Ck:1101 Covista	65.88	0.00

FRISBY TECHNOLOGIES, INC.
Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables - Post Petition - see attached	$104,774.19

various	Interest on Pre Petition Debt -- from 1/17 to 1/31/03	$5,966.88
	from 2/1 - 2/28/03	11,138.16
	from 3/1 - 3/31/03	12,331.53
	from 4/1 - 4/30/03	11,933.74

	Total	41,370.31

	D-I-P Financing	$50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00

	Total D-I-P Financing	$200,000.00

	Accrued Payroll	$2,476.55

	Total Post Petition Debts Remaining Unpaid	$348,621.05

Prog: APR40
User: aggie

TRADE PAYABLES

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 04/30/03 (By Due Date)

POST PETITION

Page:
Date: 05/19/0
Time: 12:18

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor: ABTV	Aderson Bauman Tourtellot Vos								
04152003	04/15/03	04/15/03		2,500.00					Prof. Svcs
3695	03/17/03	03/17/03			2,500.00				
3699	03/27/03	03/27/03			2,500.00				
3711	04/03/03	04/03/03		2,500.00					
3714	04/08/03	04/08/03		2,500.00					
3719	04/21/03	04/21/03		2,500.00					
Vendor Total:	15,000.00		.00	10,000.00	5,000.00	.00	.00	.00	
Vendor: ADP CHAR	ADP, INC								
676321	04/25/03	04/25/03		72.55					Payroll Prep
Vendor Total:	72.55		.00	72.55	.00	.00	.00	.00	
Vendor: AETNAUS	AETNA U.S. HEALTHCARE								
04142003	04/14/03	05/14/03	3,229.91						EE Benefits
Vendor Total:	3,229.91		3,229.91	.00	.00	.00	.00	.00	
Vendor: AETNAUS2	AETNA U.S. HEALTHCARE								
04142003	04/14/03	05/14/03	366.01						EE Benefits
Vendor Total:	366.01		366.01	.00	.00	.00	.00	.00	
Vendor: AMERTRAN	AMERICAN STOCK TRANSFER AND TR								
286976	04/01/03	05/01/03	750.00						Transfer Agent
Vendor Total:	750.00		750.00	.00	.00	.00	.00	.00	
Vendor: BELLSOUT	BELLSOUTH								
0404203	04/04/03	05/04/03	96.14						Tele
Vendor Total:	96.14		96.14	.00	.00	.00	.00	.00	
Vendor: Bowne	Bowne								
03040046-0	04/23/03	05/03/03	651.00						Fin. Printer
03040081-0	04/28/03	05/08/03	687.00						
Vendor Total:	1,338.00		1,338.00	.00	.00	.00	.00	.00	
Vendor: Cintas	Cintas								
045737817	04/11/03	05/11/03	40.79						Maint.
Vendor Total:	40.79		40.79	.00	.00	.00	.00	.00	
Vendor: CITY	CITY OF WINSTON-SALEM								
03012003	03/01/03	03/31/03		2,500.00					Utilities; License Fee
04102003	04/10/03	05/10/03	6.72

Prog: APR40
User: agcie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 04/30/03(By Due Date)

Page:
Date: 05/19/
Time: 12:18

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor Total:		2,506.72	6.72	2,500.00	.00	.00	.00	.00	
Vendor: CPI	CPI QUALIFIED PLAN CONSULTANTS								
C4302003	04/30/03	04/30/03	3,610.86						401-K
Vendor Total:		3,610.86	3,610.86	.00	.00	.00	.00	.00	
Vendor: duke	Duke Power								
04172003	04/17/03	04/27/03		1,011.90					UTILITIES
Vendor Total:		1,011.90	.00	1,011.90	.00	.00	.00	.00	
Vendor: FISH	FISH & RICHARDSON								
235611	04/07/03	05/07/03	2,175.36						PATENT ATTY.
Vendor Total:		2,175.36	2,175.36	.00	.00	.00	.00	.00	
Vendor: FVKG	Freudenberg Vliesstoffe KG								
9666975	02/21/03	03/23/03			25,812.50				RAW MAT'L.
9666975AdjDM	02/21/03	02/21/03				12.50-			
Vendor Total:		25,800.00	.00	.00	25,812.50	12.50-	.00	.00	
Vendor: HESS	HESS LANDSCAPES, INC.								
499	04/28/03	05/28/03	125.00						MAINT.
Vendor Total:		125.00	125.00	.00	.00	.00	.00	.00	
Vendor: Ivey.Mc	Ivey,McClellan,Gatton & Talcot								
PP-PF-12	04/07/03	04/07/03		3,500.00					
PP-PF-13	04/14/03	04/14/03		3,500.00					PROF FEES/LEGAL
PP-PF-14	04/21/03	04/21/03		3,500.00					
PP-PF-15	04/28/03	04/28/03		3,500.00					
Vendor Total:		14,000.00	.00	14,000.00	.00	.00	.00	.00	
Vendor: McCrosso	McCrosson, Douglas								
04302003	04/30/03	04/30/03	28.41						TRAVEL
Vendor Total:		28.41	28.41	.00	.00	.00	.00	.00	
Vendor: OH	Oh, Jonathan								
04162003	04/16/03	04/16/03		794.85					
CT31703-1	03/17/03	03/17/03			4.87				SALES COMMISSIONS
CT31703-4	03/17/03	03/17/03			43.10				
CT31703-5	03/17/03	03/17/03			725.70				
Vendor Total:		1,568.52	.00	794.85	773.67	.00	.00	.00	
Vendor: PITNEY	PITNEY BOWES INC.

Bank of America
A/C 375 551 6875
4/30/03

	PER BANK				PER BOOK

4/30/03 DIP	69,047.65			GL a/c # 01-1035-00

Balance Per Bank Stmt	69,047.65			Balance per G/L @ 4/30/03	50,834.03

Add:				Unposted deposits:
Deposits in Transit				Unposted charges:

Total Dep. In Transit	—

Subtract:
Outstanding Checks
Ck #
1098	3,229.91
1099	366.01
1100	5,072.00
1101	65.88
1102	707.47
1103	537.55
1104	7,980.00
1105	254.80

Total OS Checks	18,213.62

Ending Balance	50,834.03			Ending Balance	50,834.03

		Diff	—

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 03/31/2003
This Statement: 04/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.
DEBTOR-IN-POSSESSION 03-50158
OPERATING ACCOUNT
3195 CENTRE PARK BLVD.
WINSTON SALEM NC 27107

Page 1 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 04/01/2003 - 04/30/2003		Statement Beginning Balance	77,097.09
Number of Deposits/Credits	13	Amount of Deposits/Credits	139,745.41
Number of Checks	57	Amount of Checks	69,795.09
Number of Other Debits	19	Amount of Other Debits	77,999.76
		Statement Ending Balance	69,047.65
Number of Enclosures	57	Average Ledger Balance	69,617.11
Number of Days in Cycle	30	Service Charge	132.79

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/01		461.51	NC BANKING CENTER DEPOSIT	20006500084
04/03		1,397.72	NC BANKING CENTER DEPOSIT	20006100856
04/07		50,000.00	WIRE TYPE:WIRE IN DATE: 040703 TIME:0632 CT TRN:030407007076 FDREF/SEQ:030404005647/000029 ORIG:STERLING MARKETING INC ID:5196378121 SND BK:B B&T NORTH CAROLINA ID:053101121	0037000070
04/08		603.54	NC BANKING CENTER DEPOSIT	20006500689
04/14		24,980.00	Wire In-international WIRE TYPE:INTL IN DATE:041403 TIME:0406 CT TRN:030414000219 SENDERS REF:030410031938 ORIG:DAMAD HOLDING AG ORIG BK:CREDIT SUISSE (FIRST BOSTON) ID:CRESCHZZ63A PMT DET: $20.00 FEE DEDUCT /RFB/ZB82310000010001 DIP FINANCING IV NOTIFY PART	0037000002
04/16		2,665.42	2NTQD-Book Transfer : Closure of account	0246000003
04/17		185.36	Funds Transfer CREDIT FDES NMD 0000028 NBKZU91	0450028000
04/21		2,454.60	NC BANKING CENTER DEPOSIT	20006300680
04/23		4,089.08	NC BANKING CENTER DEPOSIT	20006400143
04/24		97.35	WIRE TYPE:WIRE IN DATE: 042403 TIME:0739 CT TRN:030424008722 FDREF/SEQ:3480300113JS/000283 ORIG:MORITO CO LTD SND BK:JPMORGAN CHASE BANK ID:0 21000021 PMT DET:SWF OF 03/04/23 INV NO.14499 BANK OF AMERICA NA DALLAS TEXA S (FW:111000012)	0037000082
04/25		24,662.83	NC BANKING CENTER DEPOSIT	810006400351
04/28		24,980.00	Wire In-international WIRE TYPE:INTL IN DATE:042803 TIME:0413 CT TRN:030428001879 SENDERS REF:030428020323 ORIG:DAMAD HOLDING AG ORIG BK:CREDIT SUISSE (FIRST BOSTON) ID:CRESCHZZ63A PMT DET: $20.00 FEE DEDUCT /RFB/ZB82311827502001 JOHN RUGGIERO 336-784-7754 E	0037000018
04/29		3,168.00	NC BANKING CENTER DEPOSIT	20006300311

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1009	362.90	04/02	9030545605	1020*	2,898.19	04/02	8230300887

* Preceding checks are still outstanding or have been included in a previous statement

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 03/31/2003
This Statement: 04/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

Page 2 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Withdrawals and Debits

Checks - Continued

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1039*	75.57	04/01	8330100471	1071	5.88	04/16	6500687864
1040	47.89	04/03	8730025569	1072	170.94	04/16	6500687865
1044*	115.50	04/01	9030709451	1073	649.50	04/21	9130677557
1045	5,072.00	04/07	9030839266	1074	674.00	04/21	9130677556
1046	59.92	04/04	5930666326	1075	232.53	04/17	9130876983
1048*	5,000.00	04/01	6100881508	1076	42.99	04/16	7240556672
1049	1,335.68	04/02	3620310603	1077	70.00	04/15	3110133602
1050	98.97	04/14	7330186109	1078	254.80	04/15	9230701795
1051	254.80	04/02	7330047577	1079	741.33	04/16	6300294607
1052	190.47	04/03	9230528007	1080	116.00	04/16	8230897755
1053	1,208.34	04/16	9130495244	1081	1,953.13	04/17	8730526664
1054	72.55	04/11	8230291616	1082	250.00	04/15	6100841600
1055	750.00	04/17	8930758290	1083	1,252.57	04/17	8230380057
1056	5,447.77	04/09	6430137140	1084	364.41	04/15	9130109797
1057	69.80	04/08	6640252472	1085	140.46	04/18	7330240517
1058	95.24	04/07	6300084351	1086	2.79	04/22	6200371512
1059	963.95	04/08	6500422895	1087	82.55	04/24	8230274367
1060	100.00	04/09	8230635328	1088	5,072.00	04/24	6230882111
1061	3,500.00	04/10	6400266145	1089	58.43	04/23	6400782540
1062	261.40	04/08	6400266570	1090	30.67	04/28	8330405377
1063	52.95	04/11	9230349080	1091	584.65	04/21	8730514728
1064	30.17	04/14	9330459764	1092	96.15	04/25	9030660536
1065	17,374.30	04/09	9230894434	1093	62.16	04/24	1200459623
1066	66.99	04/10	5930898410	1094	46.40	04/24	9230477403
1067	5.00	04/17	9230076239	1095	36.87	04/22	6600605718
1068	5,072.00	04/16	6400891187	1096	242.01	04/25	6230246469
1069	69.80	04/17	6540468576	1097	75.00	04/23	6100189835
1070	5,834.72	04/18	8330782953				

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/07	1	5.00	WIRE ADVICE FAX	09980200038
04/07	1	10.00	INCOMING DOMESTIC WIRE	09980200037
04/09		10,171.30	WIRE TYPE:WIRE OUT DATE:040903 TIME:0825 CT TRN:030409010432 FDREF/SEQ:030409010432/000553 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0409519 451002795PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370010432
04/09	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200049
04/10		5,888.35	WIRE TYPE:WIRE OUT DATE:041003 TIME:0827 CT TRN:030410011481 FDREF/SEQ:030410011481/000587 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0410569 954002805PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370011481
04/10	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200026

* Preceding checks are still outstanding or have been included in a previous statement

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 03/31/2003
This Statement: 04/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

Page 3 of 3

Bankruptcy Case Number:00350158

CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/11		3,610.86	WIRE TYPE:WIRE OUT DATE:041103 TIME:1240 CT TRN:030411036197 FDREF/SEQ:030411036197/001587 BNF:TPA 000107 ID:2700000017 BNF BK:MATRIX CAPITAL BANK ID:312270418 PMT DET:REF: FRISBY TECHNOLOGIE S RETIREMENTPLAN	0037003619
04/11	1	12.00	MANUAL WIRE OUT - DOM	0998020004
04/14	1	5.00	WIRE ADVICE FAX	0998020003
04/23		9,671.92	WIRE TYPE:WIRE OUT DATE:042303 TIME:0811 CT TRN:030423009375 FDREF/SEQ:030423009375/000490 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0423286 796002110PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	0037000937
04/23		42,660.00	Wire Out-international WIRE TYPE:INTL OUT DATE:042303 TIME:1352 CT TRN:030423043013 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:INVOICE#110028 88,11002887	0037004301
04/23	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	0998020004
04/23	1	40.00	MANUAL INTL WIRE OUTGOING	0998020004
04/24		5,864.54	WIRE TYPE:WIRE OUT DATE:042403 TIME:0818 CT TRN:030424010714 FDREF/SEQ:030424010714/000563 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0424337 992002488PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	0037001071
04/24	1	5.00	WIRE ADVICE FAX	0998020003
04/24	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	0998020002
04/24	1	10.00	INCOMING DOMESTIC WIRE	0998020002
04/28	1	5.00	WIRE ADVICE FAX	0998020002
04/30		.79	Service Charge	

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
03/31	77,097.09	75,610.31	04/16	85,639.07	85,639.07
04/01	72,367.53	70,419.24	04/17	81,561.40	81,561.40
04/02	67,515.96	66,965.26	04/18	75,586.22	75,586.22
04/03	68,675.32	66,816.09	04/21	76,132.67	74,937.37
04/04	68,615.40	67,189.99	04/22	76,093.01	74,897.71
04/07	113,433.16	112,035.44	04/23	27,666.74	22,382.36
04/08	112,741.55	112,054.16	04/24	16,611.44	12,450.65
04/09	79,638.18	79,599.24	04/25	40,936.11	12,184.20
04/10	70,172.84	70,133.90	04/28	65,880.44	40,972.27
04/11	66,424.48	66,422.15	04/29	69,048.44	41,217.61
04/14	91,270.34	91,270.34	04/30	69,047.65	64,399.89
04/15	90,331.13	90,331.13

Bank of America
A/C 000683508534
4/30/03

	PER BANK				PER BOOK

4/30/03 operating	—			GL a/c # 01-1025-00

Balance Per Bank Stmt	—			Balance per G/L @ 4/30/03	—

Add:				Unposted deposits:

Deposits in Transit	—			Unposted charges:

Total Dep. In Transit	—

Subtract:
Outstanding Checks
Ck #

Total OS Checks	—

Ending Balance	—			Ending Balance	—

		Diff	—

Page 1 of 2

Bank of America

Bank of America, N.A.
PO Box 1791
Charlotte, N.C. 28254-3489

1.800.325.4296

Account Number: 0006 8350 8534
E 0 0 C Enclosures 0 51
Statement Period
04/01/03 through 04/30/03 0003908

00002097 1 AT 0.292 04 01001 001 SCM999 I1 3
FRISBY TECHNOLOGIES, INC.
3195 CENTRE PARK BLVD
WINSTON SALEM NC 27107-4575

Full Analysis Business Checking

Account Summary Information

Statement Period	04/01/03 through 04/30/03	Statement Beginning Balance	1,740.36
Number of Deposits/Credits	2	Amount of Deposits/Credits	925.06
Number of Withdrawals/Debits	1	Amount of Withdrawals/Debits	2,665.42
		Statement Ending Balance	0.00
Number of Enclosures	0	Average Ledger Balance	1,278.63
Number of Days in Cycle	30	Service Charge	0.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/02		228.00	Wire Type:Wire IN Date: 040203 Time:1010 Et Trn:030402007867 Fdref/Seq:3998900089Js/001233 Orig:Th Ringisches Institut F ID:5180146050 Snd Bk:Jpmorgan Chase Bank ID:021000021 Pmt Det:SW F Of 03/03/30 Invoice 14484	903704020007867
04/03		697.06	Wire Type:Wire IN Date: 040303 Time:0705 Et Trn:030403000290 Fdref/Seq:000106/000105 Orig:Fogarty (Filled Products) Snd Bk:Barclays Ban K, Plc ID:026002574 Pmt Det:Rgt600821091 Invs 1431 5 14342 14392 And 14458 Lessourchg$20.00	903704030000290

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
04/16		2,665.42	2Ntqd-Book Transfer : Closure of account	924604160000169

Extreme Comfort, Inc.
Bank of America	GL a/c # 03-1025-00
A/C 000683508987
April 2003

4/30/03 Balance per bank stmt	—	Balance per G/L @ 4/30/03	—

Add:
Deposits in Transit

Subtotal	—

Subtract:
Outstanding Checks		Difference

Total O/S Checks	—

Ending Balance	—